SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549







                                   FORM 8-K
                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934











                         Date of Report:  July 11, 1997



                         DATA BROADCASTING CORPORATION
            (Exact name of registrant as specified in its charter)







            Delaware                    0-20311               13-3668779
(State or other jurisdiction of (Commission File Number)   (I.R.S.Employer
 incorporation or organization)                         Identification Number)





              3490 Clubhouse Drive, I-2, Jackson, Wyoming  83001
                   (Address of principal executive offices)




     Registrant's telephone number, including area code:  (307) 733-9742

Item 5.     Other Events

            On July 11, 1997, the Company commenced a mailing to current and former subscribers to its Signal and QuoTrek real-time services. The mailing contains offers to upgrade their service to take advantage of new products and technologies the Company is introducing. Such offers are being made in part in connection with the settlement of certain litigation brought by certain subscribers to certain of the Company's services. A copy of the mailing to our current and former subscribers is attached as
            Exhibit 1.

Item 7.     Exhibits

            Exhibit 1 - Subscriber Mailing


















                                  SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       DATA BROADCASTING CORPORATION
                                                 (Registrant)




Date:  July 11, 1997                    By:   /s/ Andrew P. Schlotterbeck
                                             Andrew P. Schlotterbeck
                                             Vice President and Controller

                                   EXHIBIT 1

                         DATA BROADCASTING CORPORATION


To Our Valued DBC Customers:

Our company has long staked its reputation on delivering timely, useful financial market information to individual investors and traders. We highly value the trust and confidence you have placed in us as customers of our Signal and QuoTrek products. To address certain concerns raised by a very small group of our customers about the timeliness of certain segments of our data over limited periods of time, we are taking a bold step. We are offering our current and former real-time customers the opportunity to upgrade their DBC services to take advantage of the new products and technologies that we are introducing, which we believe address the concerns, however limited, that our customers may have.

We are grateful for your business and believe these upgrades may be attractive to you. While the DBC management is making these offers in connection with the settlement of a class action lawsuit, we are (and have been - previous to the Class Action) extending upgrade options as part of a larger effort to build even stronger bonds between you, our customers, and our company to demonstrate our dedication to remaining the established leader in this industry.

To put the matter simply, we would like to thank you for being DBC customers and give you compelling reasons to remain valued members of the DBC community for years to come.

The enclosed Notice of Settlement of Class Action (the "Notice") explains the settlement. We urge you to read it carefully. If you do not wish to be bound by the settlement, you can notify class counsel that you opt out of the class and preserve the right to pursue an alternative course of action. You must notify class counsel of your decision to opt out by August 26, 1997.

If you meet the description of persons included in the Settlement Class on page 3 of the Notice, you are automatically a member of the Class unless you request to be excluded. YOU DO NOT NEED TO DO ANYTHING IF YOU WISH TO BE INCLUDED IN THE CLASS AND RECEIVE THE BENEFITS PROVIDED BY THE SETTLEMENT. There is no need for you to call, write, or send anything to Court, Bankruptcy Court, or the attorneys at this time in order for you to remain a member of the Class. Your interests will be represented by Plaintiffs through class counsel.

If the settlement is approved by the Court, you can elect to take one of the DBC upgrade offers. If you are currently satisfied with your DBC service offering, you need do nothing. You will still have the option of taking one of DBC's upgrade offers through the end of 1997.

Outline of the Program

DBC is offering you the opportunity to upgrade to faster alternative distribution modes such as cable and satellite, or to our faster FM system when it becomes available in your area, or to switch to a different distribution mode if you wish. DBC will absorb the cost of replacing your current DBC equipment with the DBC equipment of the alternate mode you request. DBC will also provide you with an incentive to upgrade: your choice of 50% off DBC's subscription fees for the first month of the new service or thirty (30) days free use of DBC's MarketWatch real-time equity quote service on the Internet. (Exchange fees are the customers' responsibility). We require that active customers taking advantage of the upgrade offers must enter into a one-year contract extension with DBC and either prepay the annual subscription fees or pay by the month. If you pay by the month, you must make a $600 deposit (for new DBC equipment), payable by credit card or check and refundable upon termination. The details of the program are contained in the enclosed Notice of Settlement of Class Action, which we urge you to read carefully.

For general information about the Settlement Offer, please call 1-800-322-1215. To take advantage of DBC's upgrade offers, please call 1-800-762-7538.

Class Action Settlement

The proposed settlement resolves issues brought forward by a few DBC customers in cases before the courts in California and New York. The cases stem from the contention that DBC failed, in some instances, to provide real-time data or misled customers regarding our product capabilities. DBC does not accept these contentions, and indeed, vigorously asserts that it provided to all of its customers a high quality service fully comparable to industry standards in accordance with its contractual agreement with its customers. The comprehensive settlement is management's way to deal with claims in the broadest possible way to minimize the distractions to our customers, our employees, our shareholders and future product development rather than enter into costly and protracted litigation.


Sincerely,


  /s/  Mark F. Imperiale
Mark F. Imperiale
President & Chief Operating Officer
Data Broadcasting Corporation

(A)

                         DATA BROADCASTING CORPORATION


To Our Valued DBC Customers:

Our company has long staked its reputation on delivering timely, useful financial market information to individual investors and traders. We highly value the trust and confidence you have placed in us as customers of our Signal and QuoTrek products. To address certain concerns raised by a very small group of our customers about the timeliness of certain segments of our data over limited periods of time, we are taking a bold step. We are offering our current and former real-time customers the opportunity to upgrade their DBC services to take advantage of the new products and technologies that we are introducing, which we believe address the concerns, however limited, that our customers may have.

We are grateful for your business and believe these upgrades may be attractive to you. While the DBC management is making these offers in connection with the settlement of a class action lawsuit, we are (and have been - previous to the Class Action) extending upgrade options as part of a larger effort to build even stronger bonds between you, our customers, and our company to demonstrate our dedication to remaining the established leader in this industry.

To put the matter simply, we would like to thank you for being DBC customers and give you compelling reasons to reactivate your account as a valued member of the DBC community.

The enclosed Notice of Settlement of Class Action (the "Notice") explains the settlement. We urge you to read it carefully. If you do not wish to be bound by the settlement, you can notify class counsel that you opt out of the class and preserve the right to pursue an alternative course of action. You must notify class counsel of your decision to opt out by August 26, 1997.

If you meet the description of persons included in the Settlement Class on page 3 of the Notice, you are automatically a member of the Class unless you request to be excluded. YOU DO NOT NEED TO DO ANYTHING IF YOU WISH TO BE INCLUDED IN THE CLASS AND RECEIVE THE BENEFITS PROVIDED BY THE SETTLEMENT. There is no need for you to call, write, or send anything to Court, Bankruptcy Court, or the attorneys at this time in order for you to remain a member of the Class. Your interests will be represented by Plaintiffs through class counsel.

If the settlement is approved by the Court, you can elect to take one of the DBC upgrade offers and reactivate your account under the terms described below. You will have the option of taking one of DBC's upgrade offers through the end of 1997.

Outline of the Program

DBC is offering you the opportunity to upgrade to faster alternative distribution modes such as cable and satellite, or to our faster FM system when it becomes available in your area, or to switch to a different distribution mode if you wish. DBC will absorb the cost of replacing your current DBC equipment with the DBC equipment of the alternate mode you request. DBC will also provide you with an incentive to upgrade: your choice of 50% off DBC's subscription fees for the first month of the new service or thirty (30) days free use of DBC's MarketWatch real-time equity quote service on the Internet. (Exchange fees are the customers' responsibility). We require that inactive customers taking advantage of the upgrade offers must enter into a one-year contract with DBC and either prepay the annual subscription fees or pay by the month. If you pay by the month, you must make a $600 deposit (for new DBC equipment), payable by credit card or check and refundable upon termination. The restart fee will be waived. The details of the program are contained in the enclosed Notice of Settlement of Class Action, which we urge you to read carefully.

For general information about the Settlement Offer, please call 1-800-322-1215. To take advantage of DBC's upgrade offers and to reactivate your account, please call 1-800-322-9390.

Class Action Settlement

The proposed settlement resolves issues brought forward by a few DBC customers in cases before the courts in California and New York. The cases stem from the contention that DBC failed, in some instances, to provide real-time data or misled customers regarding our product capabilities. DBC does not accept these contentions, and indeed, vigorously asserts that it provided to all of its customers a high quality service fully comparable to industry standards in accordance with its contractual agreement with its customers. The comprehensive settlement is management's way to deal with claims in the broadest possible way to minimize the distractions to our customers, our employees, our shareholders and future product development rather than enter into costly and protracted litigation.


Sincerely,



   /s/  Mark F. Imperiale
Mark F. Imperiale
President & Chief Operating Officer
Data Broadcasting Corporation

(I)

LIEFF CABRASER HEIMANN & BERNSTEIN, LLP
James M. Finberg, Esq. (State Bar No. 114850)
Embarcadero Center West
275 Battery Street, 30th Floor
San Francisco, California  94111
Telephone No.:  (415) 956-1000

Attorneys for Plaintiffs

LOVITT & HANNAN, INC.
Ronald Lovitt (State Bar No. 040921)
J. Thomas Hannan (State Bar No. 039140)
900 Front Street, Suite 300
San Francisco, California  94111
Telephone No.:  (415) 362-8769

MARRON, REID & SHEEHY, LLP
Michael R. Marron, PC (State Bar No. 033911)
Michael A. Futterman (State Bar No. 110464)
The International Building
601 California Street, Suite 1200
San Francisco, California  94108
Telephone No.:  (415) 434-0800

Attorneys for Defendant

                         SUPERIOR COURT OF CALIFORNIA

                             COUNTY OF SAN MATEO


DAVID V. CARDELLE AND PHILIP J.      )
DEZEGO,                              )
                                     )    No. 398321
                       Plaintiffs,   )
                                     )    NOTICE OF SETTLEMENT
             -against-               )    OF CLASS ACTION
                                     )
    DATA BROADCASTING CORPORATION,   )
                       Defendant,    )
                                     )

TO: ALL PERSONS IN THE UNITED STATES, WHEREVER LOCATED, WHO SUBSCRIBED TO DATA BROADCASTING CORPORATION ("DBC") FOR THE RECEIPT OF REAL-TIME DATA THROUGH DBC'S SIGNAL OR QUOTREK SERVICE AT ANY TIME FROM JANUARY 1, 1995 THROUGH THE PRESENT: THIS NOTICE IS GIVEN TO INFORM ALL CLASS MEMBERS OF A PROPOSED SETTLEMENT OF THIS LITIGATION AS EXPLAINED BELOW. PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY. IF YOU SUBSCRIBED OR PRESENTLY SUBSCRIBE TO RECEIVE REAL-TIME INFORMATION FROM DATA BROADCASTING CORPORATION, YOU MAY BE A MEMBER OF THE CLASS.

IF YOU DO NOT REQUEST EXCLUSION FROM THE CLASS AND THIS SETTLEMENT BECOMES EFFECTIVE YOU WILL BE GIVEN CERTAIN RIGHTS IN EXCHANGE FOR THE RELINQUISHMENT OF CERTAIN CLAIMS. IF YOU ARE A MEMBER OF THE CLASS YOUR RIGHTS WILL BE AFFECTED BY LEGAL PROCEEDINGS IN THIS ACTION.

     NOTICE IS HEREBY GIVEN, pursuant to Code of Civil Procedure Section 382 and Civil Code Section 1781 and an Order of the Superior Court of the State of California for the County of San Mateo, dated May 9, 1997, and continued by Order dated June 13, 1997, that a hearing will be held before the Honorable Mark R. Forcum in Department 8, located at 401 Marshall, Redwood City, California at 9:00 a.m. on September 5, 1997 (the "Settlement Hearing") to determine: (1) whether the proposed settlement (the "Settlement") of the above-captioned litigation (the "Action") as set forth in a Stipulation of Settlement dated May 9, 1997 (the "Settlement Stipulation") is fair, reasonable and adequate; (2) whether a final judgment should be entered dismissing the Action against Data Broadcasting Corporation ("DBC") on the merits with prejudice to Plaintiff and all members of the Settlement Class who do not request exclusion; and (3) whether applications to be made by the attorneys for Plaintiff and the Settlement Class for payment of fees and reimbursement of expenses should be approved by the Court.
CLASS ACTION DETERMINATION
     The Court has ordered that the claims asserted in the Action shall be maintained as a class action by the named Plaintiff as class representative and by his counsel as class counsel on behalf of all persons in the United States, wherever located, who subscribed to DBC for the receipt of real-time data through DBC's Signal or QuoTrek service at any time from January 1, 1995 through the present (the "Settlement Class"). Excluded from the Settlement Class are DBC, any entity in which DBC has a controlling interest, any employees, officers, or directors of DBC, any Released Party (as defined below) and any legal representatives, heirs, successors, or assignees of DBC.
     Any Settlement Class member may request exclusion from the Settlement Class. If you do not wish to be included in the Settlement Class, you must expressly state in writing your request to be excluded and send such request for exclusion postmarked no later than August 26, 1997, and addressed to either of the Plaintiff's counsel listed below. Your request for exclusion should set forth your name, address, the subscription contract you have or had with DBC the date you became a DBC subscriber and the date you ceased being a DBC subscriber (if applicable). All requests for exclusion must be signed by or on behalf of the person or entity requesting exclusion. IF A REQUEST FOR EXCLUSION DOES NOT INCLUDE ALL OF THE FOREGOING INFORMATION, IT SHALL NOT BE A VALID REQUEST FOR EXCLUSION AND THE PERSON OR ENTITY FILING THE INVALID REQUEST FOR EXCLUSION SHALL BE A MEMBER OF THE SETTLEMENT CLASS.
     If your request for exclusion is timely received, the Court will exclude you from the Settlement Class and you will not be bound by the Settlement described below. The Settlement, if finally approved, will bind Plaintiff and all members of the Settlement Class who have not timely requested exclusion from the Settlement Class.
     If you meet the description of persons included in the Settlement Class on page 1 of this Notice, you are automatically a member of the Class unless you request to be excluded. YOU DO NOT NEED TO DO ANYTHING IF YOU WISH TO BE INCLUDED IN THE CLASS AND RECEIVE THE BENEFITS PROVIDED BY THE SETTLEMENT. There is no need for you to call, write or send anything to the Court, Data Broadcasting Corporation, or the attorneys at this time in order for you to remain a member of the Class. Your interests will be represented by Plaintiffs through Class Counsel as follows:
               James M. Finberg
               LIEFF, CABRASER & HEIMANN
               Embarcadero Center West
               275 Battery Street, 30th Floor
               San Francisco, California  94111

                     -and-

               Neil L. Selinger
               LOWEY DANNENBERG BEMPORAD
                & SELINGER, P.C.
               One North Lexington Avenue
               White Plains, New York  10601

BACKGROUND AND DESCRIPTION OF ACTION
     DBC is a Delaware corporation, whose executive offices are located in Jackson, Wyoming. DBC delivers data from the major securities markets, as well as financial and sports news, to subscribers throughout the United States through FM radio, satellite and cable transmission.
     On October 18, 1996, this action was filed in this Court on behalf of a nationwide class of subscribers to DBC, alleging claims relating to the provision of real-time data (the "Complaint"). On October 17, 1996, a lawsuit alleging essentially similar claims was filed in the Supreme Court for the State of New York in and for the County of New York, entitled Jerry R. Paulis
v. Data Broadcasting Corporation, Index No. 605219/96 (the "New York
Action"). The New York Action has been dismissed without prejudice pending this settlement.
     The Complaint alleges that DBC failed to provide "real-time" quotes, as opposed to delayed quotes. The Complaint alleges that due to bandwidth constraints, quotes from the major securities markets were delayed, particularly during heavy/peak trading periods. The Complaint alleges that DBC's advertising constituted a deceptive act or practice in violation of the California Consumers' Legal Remedies Act and other state statutes prohibiting unfair and deceptive acts and practices in consumer transactions, and alleges breach of contract and fraud. The Complaint seeks injunctive relief and damages. The New York Action alleged similar claims, and charged DBC with violation of Section 349 of the New York General Business Law.
     DBC has vigorously denied all liability with respect to the facts and claims asserted in the Complaint and the New York Action. DBC contends that it provides real-time data to those subscribers who have contracted for such data. DBC obtains ticker and other news feeds from securities exchanges and other sources, processes the information into a consolidated data feed, and transmits the feed to its subscribers through FM radio, cable television, or satellite. DBC provides the same or superior real-time service as other vendors of securities market information. Like all market data providers, DBC has been affected by the increase of volume experienced on the securities exchanges in the recent past, particularly with respect to its 9.6 kbs FM transmissions to Signal FM and QuoTrek receivers. DBC continues its efforts to optimize its data feed to its subscribers to achieve the fastest possible transmissions consistent with (a) the conditions under which the data is transmitted to DBC and (b) the customers facilities to receive the data. DBC denies that it fails to provide real-time data to those subscribers who contract for it, denies tht its advertising is in any way false or misleading, denies that it acted improperly in any way, and denies any liability of any kind to Plaintiff or any member of the Settlement Class. DBC contends that its written contracts with its subscribers and the exchanges preclude the claims asserted by the Complaint and the New York Action.
     Plaintiffs have conducted an investigation of the facts and analyzed the relevant legal issues, and believe that the claims asserted in the Complaint possess merit. Plaintiffs have also examined the benefits to be obtained under the terms of the proposed settlement and have considered the costs, risks and delays associated with the continued prosecution of this complex and time-consuming litigation and the likely appeals of any favorable rulings. Plaintiffs believe that, in consideration of all the circumstances and after prolonged and serious arms' length settlement negotiations with counsel for DBC, the proposed settlement embodied in the Settlement Stipulation is fair, reasonable, adequate and in the best interests of all members of the Settlement Class, as defined herein.
     DBC has indicated its intent to vigorously contest every claim in this Action and the New York Action. DBC maintains that it has consistently acted in accordance with governing laws at all times and vigorously denies all of the material allegations in this Action and the New York Action. DBC nonetheless has concluded that it is in its best interest that this Action and the New York Action be settled on the terms and conditions set forth in this Settlement Stipulation. DBC has reached that conclusion after considering the factual and legal issues in this Action and the New York Action, the substantial benefits of a final resolution of the actions, the expense that would be necessary to prosecute the actions throughout trial and through any appeals that might be taken, the benefits of disposing of protracted and complex litigation, and the desire of DBC to conduct its business unhampered by the distractions of continued litigation.
THE SETTLEMENT
     In accordance with the Settlement Stipulation, DBC agrees to make the offers and maintain the procedures set forth on Exhibit A to this Notice. The Court has previously ruled that the proposed Settlement was preliminarily approved as being within the range of reasonableness, such that notice thereof should be given to members of the Settlement Class.
THE FINAL JUDGMENT AND RELEASES
     If the proposed settlement is approved by the Court, the Court will enter a judgment dismissing with prejudice all "Released Claims" against the "Released Parties". "Released Claims" means any and all claims, rights, demands, actions, causes of action, suits, matters, issues, debts, liens, contracts, liabilities, agreements, costs, expenses or losses, whether under Federal law or regulation, or the laws of any state, relating to the provision by DBC of real-time data or to DBC's advertising of its services, including "Unknown Claims" (as defined below), (i) that were asserted in the Complaint or the New York Action, (ii) that could have been asserted in the Complaint or the New York Action arising out of, or relating in any manner, directly or indirectly, to any acts, facts, transactions, omissions, occurrences, conduct or representations alleged in the Complaint or the New York Action, or (iii) that might in the future be asserted by any member of the Settlement Class against any of the Released Parties that would arise out of, or relate in any manner, directly or indirectly, to any acts, facts, transactions, omissions, occurrences, conduct or representations alleged in the Complaint or the New York Action. Notwithstanding the foregoing, "Released Claims" do not include individual claims by persons or entities who are Settlement Class Members for alleged consequential damages, and such claims will not be affected by the judgment in this Action. However, it is DBC's position that under the provisions of applicable subscriber agreements, no subscriber would have any right to seek or obtain consequential damages from DBC.

     "Released Parties" means DBC and any of its past or present officers, directors, agents, sureties, attorneys, employees, parents, affiliates, general or limited partners or partnerships, subsidiaries, or divisions or any other successors or predecessors in interest, assigns, or legal representatives.
     "Unknown Claims" means all claims arising out of facts relating to any matter covered by the Settlement Stipulation found hereafter to be other than or different from the facts now believed to be true, so that each person so affected shall be deemed to have expressly waived all of the rights and benefits of Section 1542 of the California Civil Code, which reads as follows:
               Section 1542.  Certain Claims Not Affected by General
               Release. A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.

     Each Plaintiff and Settlement Class Member, upon the Effective Date, shall be deemed to have, and by operation of the Final Judgment shall have, waived any and all provisions, rights and benefits conferred by Section 1542 of the California Civil Code or any law of any state or territory of the United States, or principle of common law, which is similar or equivalent to
Section 1542 of the California Civil Code. Each Plaintiff and Settlement Class Member may hereafter discover facts in addition to or different from those which he, she or it now knows or believes to be true with respect to the subject matter of the Released claims, but each Plaintiff and Settlement Class Member, upon the Effective Date, shall be deemed to have, and by operation of the Final Judgment shall have, fully, finally, and forever settled and released any and all Released Claims, known or unknown, suspected or unsuspected, contingent or non-contingent, whether or not concealed or hidden, which now exist, or heretofore have existed upon any theory of law or equity now existing or coming into existence in the future, including, but not limited to, conduct which is negligent, intentional, with or without malice, a breach of any duty, law or rule, without regard to the subsequent discovery or existence of such different or additional facts. Provided however, that Unknown Claims shall not include causes of action for property damage, personal injury, wrongful death, or professional negligence.
THE SETTLEMENT HEARING
     The purpose of the Settlement Hearing will be to determine whether the proposed settlement of this litigation as set forth in the Settlement Stipulation and as described above is fair, reasonable and adequate, and whether the Settlement Stipulation should be approved by the Court, and the litigation dismissed in its entirety as to DBC.
     The Court will also consider at the Settlement Hearing the request of counsel for Plaintiff and the Settlement Class for payment of attorneys' fee and reimbursement of expenses. The attorneys for Plaintiff and the Settlement Class intend to apply to the Court for a joint award of attorneys' fees, and for reimbursement of expenses not to exceed $360,000 in the aggregate. Any approved award of attorneys' fees and expenses not exceeding $360,000 shall be paid by DBC.
     At the Settlement Hearing, any member of the Settlement Class who has not, pursuant to the Notice of Settlement, filed a request for exclusion from the Settlement Class may appear, in person or by counsel, and be heard in opposition to the fairness, reasonableness and adequacy of the Settlement or the payment of attorneys' fees and reimbursement of expenses requested by Plaintiff's counsel, provided, however, that no objections shall be heard and no papers submitted by any such objector shall be considered by the Court, unless, on or before August 26, 1997, such objector (a) files with the Court a notice of his or her intention to appear, (b) submits documentary proof that he or she is a member of the Settlement Class, (c) states the basis for his or her objection, and (d) serves copies of the foregoing papers and all other papers in support of his or her objection in person or by first class mail upon:
               James M. Finberg
               LIEFF, CABRASER & HEIMANN
               Embarcadero Center West
               275 Battery Street, 30th Floor
               San Francisco, California  94111

               Neil L. Selinger
               LOWEY DANNENBERG BEMPORAD
               & SELINGER, P.C.
               One North Lexington Avenue
               White Plains, New York  10601

               John B. Grant, Jr.
               CAMHY KARLINSKY & STEIN LLP
               1740 Broadway, 16th Floor
               New York, New York  10019

     IN ORDER TO BE VALID, ALL OBJECTIONS MUST BE RECEIVED BY COUNSEL LISTED ON OR BEFORE AUGUST 26, 1997.
EXAMINATION OF PAPERS AND INQUIRIES
          For a more detailed statement of the matters involved in the Action, reference is made to the Complaint, the Settlement Stipulation, orders entered by the Court and other papers filed in this Action, which may be inspected at the Office of the Clerk of San Mateo County, 401 Marshall, Redwood City, California, during business hours each business day.
ALL QUESTIONS RELATING TO THE PROPOSED SETTLEMENT SHOULD BE DIRECTED TO CLASS COUNSEL. PLEASE DO NOT CONTACT THE COURT OR THE CLERK'S OFFICE FOR INFORMATION.

     Dated:  May 9, 1997
          By Order of the Superior Court of the State of California for the County of San Mateo.

                    S/Hon. Aram Servian
                    Judge of the Superior Court
                    State of California
                    In and For the County of San Mateo

Exhibit A to Stipulation of Settlement Dated May 9, 1997

I. DBC's Upgrade Offer to Current Signal and QuoTrek Subscribers to Real-Time Market Data

A. DBC will make this upgrade offer available to all subscribers to DBC's Signal and QuoTrek services for real-time market data (the "Upgrade Offer"). The subscribers may choose to convert from their present service to any one of the following services:

    1.  Signal cable-delivered service (19.2 kbs).

    2. Signal satellite-delivered service (18 inch dish)(19.2 kbs with subsequent increase to 56 kbs in early 1998).

    3.  BMI cable-delivered service (38.4 kbs)

    4.  BMI satellite-delivered service (one meter dish (38.4 kbs).

    5. Signal FM-delivered service (19.2 kbs, when service becomes available --expected early 1998).

    6. Signal Internet-delivered service (the subscriber is responsible for arrangements with an Internet Service Provider).

        DBC will send the subscriber new equipment at no charge and will waive the shipping, handling and other fees associated with the subscriber's return to DBC of the old equipment. The equipment cost and charges normally total approximately $650 per unit.

B. Any subscriber wishing to take advantage of the Upgrade Offer must enter into a one-year contract or one-year contract extension with DBC, at the then prevailing prices and contract terms. The subscriber may elect to pre-pay the one-year subscription, or pay by the month with a $600 equipment deposit. The deposit shall consist of the subscriber's choice of (i) a valid Visa or Master Charge card number which DBC shall not charge unless and until the deposit becomes forfeit, or (ii) $600 in cash refundable at the conclusion of the one-year contract extension. If the subscriber cancels the contract and returns the equipment undamaged within thirty (30) days of cancellation, the deposit will be refunded within thirty (30) days of receipt of the equipment. Subscriber's credit card will be charged for $600 if the equipment is not returned undamaged within
    (30) days of cancellation. If the subscriber returns the equipment undamaged after his/her credit card has been charged for the deposit, DBC will promptly credit the subscriber for the amount that was charged, less shipping and handling costs.

C. As an inducement to subscribers to take advantage of the Upgrade Offer, DBC will offer these subscribers an option of either (1) a 50% discount off the first month's subscription fee to DBC or BMI (excluding exchange fees), or (2) thirty (30) days free use (except exchange fees) of DBC's MarketWatch real-time equity quote service on the Internet.

D. The availability of the options listed in Paragraph A will vary by the subscriber's location. DBC will provide a 1-800 number which subscribers may use to reach DBC's customer service personnel who will be capable of explaining the options and their availability.

E. DBC's Upgrade Offer will remain open through December 31, 1997. If a subscriber chooses the 19.2 kbs Signal FM-delivered service, the Signal 18-inch satellite-delivered service or the Signal internet-delivered service, the Upgrade Offer will remain effective for that subscriber until the later of (i) ninety (90) days after the upgraded FM, satellite or Internet service becomes available in the subscriber's area, or (ii) December 31, 1997.

II. DBC's Offer to Former Signal and QuoTrek Subscribers to Real-Time Market
    Data

A. DBC will make the same offer described above to persons who subscribed to DBC's Signal or QuoTrek Services for real-time market data from January 1, 1995 to present. DBC will provide (without charge for the new equipment or shipping and handling) the necessary equipment to receive data via any one of the services enumerated in I.A. above, provided the former subscriber enters into a one-year subscription contract with either pre-payment or the deposit as noted in I.B. above.

B. DBC will also provide to former subscribers who enter into annual contracts an option of either: (1) a 50% discount of the first month's subscription fee to DBC or BMI (excluding exchange fees), or (2) thirty
   (30) days free use (except exchange fees) of DBC's MarketWatch real-time equity quote service on the Internet.

C. DBC's offer to former subscribers will remain open through December 31, 1997.

III.DBC's Technical Support

A. DBC has installed a new telephone system to provide enhanced access to its technical support and customer service personnel. When the system is fully operational this summer, DBC will provide a 1-800 number which can be used by subscribers to the Signal and QuoTrek services who wish to report accuracy or delay related problems to DBC. The operators will be knowledgeable about DBC's services and options.

B. DBC will maintain the 1-800 number for reports on accuracy or delay related problems at least through calendar year 1997.